Summary Prospectus

Multi-asset

Delaware Foundation® Equity Fund

Nasdaq ticker symbols
Class A	DFEAX
Class C	DFECX
Class R	DFERX

January 28, 2011

Before you invest, you may want to review the Fund's statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund's statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders online at
www.delawareinvestments.com/retail/literature. You can also get this information at no cost by calling 800 523-1918 or by sending an e-mail request to service@delinvest.com. The Fund's statutory prospectus and statement of additional information, both dated January 28, 2011, and any supplements thereto, are incorporated by reference into this summary prospectus.

Delaware Foundation® Equity Fund

What is the Fund's investment objective?

Delaware Foundation® Equity Fund seeks long-term capital growth.

What are the Fund's fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Investments® Funds. More information about these and other discounts is available from your financial advisor, in the Fund's statutory prospectus under the section entitled "About your account," and in the Fund's statement of additional information under the section entitled "Purchasing shares."

Shareholder fees (fees paid directly from your investment)
Class	A	C	R
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%[1]	none
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	R
Management fees	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.30%	1.00%	0.60%
Other expenses	18.20%	18.20%	18.20%
Acquired fund fees and expenses	0.04%[2]	0.04%[2]	0.04%[2]
Total annual fund operating expenses	19.19%	19.89%	19.49%
Fee waivers and expense reimbursements	(17.99%)[3]	(17.94%)[3]	(18.04%)[3]
Total annual fund operating expenses after fee waivers and expense reimbursements	1.20%	1.95%	1.45%

1	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
2	Acquired fund fees and expenses are not reflected in the financial highlights or audited financial statements.
3

The Fund's investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan and certain other expenses) in order to prevent annual fund operating expenses from exceeding, in an aggregate amount, 0.95% of the Fund's average daily net assets from January 28, 2011 through January 30, 2012. In addition, the Fund's distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the Fund's Class A and Class R shares' 12b-1 fee from January 28, 2011 through January 30, 2012 to no more than 0.25% and 0.50% of average daily net assets, respectively. These waivers and reimbursements may only be terminated by agreement of the Manager or the Distributor, as applicable, and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		(if not redeemed)
Class	A	C	C	R
1 year	$690	$198	$298	$148
3 years	$3,931	$3,710	$3,710	$3,620
5 years	$6,318	$6,253	$6,253	$6,159
10 years	$9,882	$9,953	$9,953	$9,909

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 42% of the average value of its portfolio.

What are the Fund's principal investment strategies?

The Fund seeks to achieve its objective by investing in a combination of underlying securities representing a variety of asset classes and investment styles. In striving to meet its objective, the Fund will hold up to 100% of its net assets in equity securities. The Manager uses an active allocation approach when selecting investments for the Fund. Allocations for the Fund may vary within the ranges shown in the information below. The Fund may invest 20% to 70% of net assets in foreign securities and up to 25% of net assets in emerging market securities.  Following are the strategic policy weights for the Fund's net assets, as they may be invested in broad and narrow asset classes, and various investment styles, and the permitted range of variation around those weights.

Equity Asset Class: 98% policy weight (80-100% range)

  U.S. Equity Asset Class: 49% policy weight (20-70% range)
  o U.S. Large Cap Core
  o U.S. Large Cap Growth
  o U.S. Large Cap Value
  o U.S. Small Cap Core

  International Equity Asset Class: 37% policy weight (15-60% range)
  o International Value
  o International Growth

  Global Real Estate Equity Asset Class: 0% policy weight (0-20% range)
  o U.S. Real Estate
  o Global Ex-U.S. Real Estate

  Emerging Markets Equity Asset Class: 12% policy weight (0-25% range)

Fixed Income Asset Class: 2% policy weight (0-20% range)

  Diversified Fixed Income Asset Class: 2% policy weight (0-20% range)
  o Diversified Fixed Income: 0% policy weight (0-10% range)
  o Money Market/Cash Equivalents: 2% policy weight (0-20% range)

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. Principal risks include:

Investments not guaranteed by the Manager or its affiliates — Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Market risk — The risk that all or a majority of the securities in a certain market - like the stock or bond market - will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Small company risk — The risk that prices of small- and medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Derivatives risk — Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative (such as a futures or option contract or a swap agreement) is associated moves in the opposite direction anticipated and may rise or fall more rapidly than other investments. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty's ability to fulfill its contractual obligations.

Liquidity risk — The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them, which may prevent the Manager from disposing of securities at a favorable time or price during periods of infrequent trading of such securities.

Government/regulatory risk — The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets.

How has Delaware Foundation® Equity Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year and lifetime periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund's most recently available month-end performance by calling 800 523-1918 or by visiting our web site at www.delawareinvestments.com/performance.

Year-by-year total return (Class A)

During the period illustrated in this bar chart, Class A's highest quarterly return was 14.29% for the quarter ended September 30, 2010 and its lowest quarterly return was -11.32% for the quarter ended June 30, 2010. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this sales charge were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2010

	1 year	Lifetime (8/31/09- 12/31/10)
Class A return before taxes	7.22%	13.60%
Class A return after taxes on distributions	5.95%	12.42%
Class A return after taxes on distributions and sale of Fund shares	4.74%	10.93%
Class C return before taxes	11.93%	17.93%
Class R return before taxes	13.42%	18.43%
MSCI All Country World Index (gross) (reflects no deduction for fees, expenses, or taxes)	13.21%	17.53%
MSCI All Country World Index (net) (reflects no deduction for fees or expenses)	12.67%	17.00%

After-tax performance is only presented for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Michael J. Hogan, CFA	Executive Vice President, Head of Equity Investments	August 2009
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	August 2009
Sharon Hill, Ph.D.	Senior Vice President, Head of Equity Quantitative Research and Analytics	August 2009
Francis X. Morris	Senior Vice President, Chief Investment Officer – Core Equity	August 2009
Babak "Bob" Zenouzi	Senior Vice President, Chief Investment Officer – REIT Equity	August 2009

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; by regular mail (c/o Delaware Investments, P.O. Box 219691, Kansas City, MO 64121-9691); by overnight courier service (c/o Delaware Service Center, 430 W. 7th Street, Kansas City, MO 64105); by telephone to our Shareholder Service Center at 800 523-1918 weekdays from 8:30 a.m. to 6:00 p.m. Eastern time; by telephone to our automated telephone service at 800 362-3863 at any time; through our web site at www.delawareinvestments.com; or by wire. Please refer to the Fund's statutory prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

In most cases, the minimum initial investment is $1,000 and subsequent investments can be made for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act, or through a direct deposit purchase plan or an automatic investment plan, the minimum initial investment is $250 and subsequent investments can be made for as little as $25. The minimum initial purchase for Coverdell Education Savings Accounts is $500 and subsequent investments can be made for as little as $25. There is no minimum initial purchase requirement for Class R shares, but certain eligibility requirements must be met. The minimums vary for retirement plans other than IRAs, Roth IRAs, or Coverdell Education Savings Accounts. We may reduce or waive the above minimums in certain cases.

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (a business day). Shares may be purchased or redeemed: through your financial advisor; by regular mail (c/o Delaware Investments, P.O. Box 219691, Kansas City, MO 64121-9691); by overnight courier service (c/o Delaware Service Center, 430 W. 7th Street, Kansas City, MO 64105); by telephone to our Shareholder Service Center at 800 523-1918 weekdays from 8:30 a.m. to 6:00 p.m. Eastern time; by telephone to our automated telephone service at 800 362-3863 at any time; through our web site at www.delawareinvestments.com; or by wire. Please refer to the Fund's statutory prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

In most cases, the minimum initial investment is $1,000 and subsequent investments can be made for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act, or through a direct deposit purchase plan or an automatic investment plan, the minimum initial investment is $250 and subsequent investments can be made for as little as $25. The minimum initial purchase for a Coverdell Education Savings Account is $500 and subsequent investments can be made for as little as $25. There is no minimum initial purchase requirement for Class R shares, but certain eligibility requirements must be met. The minimums vary for retirement plans other than IRAs, Roth IRAs, or Coverdell Education Savings Accounts. We may reduce or waive the above minimums in certain cases.

Tax information

The Fund's distributions are generally taxable, and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to brokers/dealers and other
financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

SMPR-588 [9/10] DG3 16036 [2/11]